Capital Group International Equity ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 96.14% Industrials 26.12%	Shares	Value (000)
Safran SA	101,035	$33,675
Rolls-Royce Holdings PLC	2,069,887	29,935
ABB, Ltd.	317,612	21,308
Airbus SE, non-registered shares	93,206	19,525
Epiroc AB, Class A	785,476	16,399
DSV A/S	71,140	15,754
Mitsubishi Corp.	684,800	15,629
BAE Systems PLC	595,541	14,147
ITOCHU Corp.	220,400	12,594
RELX PLC	267,483	12,458
Hitachi, Ltd.	447,400	12,327
MTU Aero Engines AG	22,439	10,002
Canadian National Railway Co.	102,848	9,953
Rheinmetall AG, non-registered shares	4,055	8,015
Recruit Holdings Co., Ltd.	135,600	7,916
Ryanair Holdings PLC (ADR)	112,402	7,134
SMC Corp.	22,200	6,889
Daikin Industries, Ltd.	50,200	6,354
		260,014
Financials 21.58%
UniCredit SpA	279,380	21,585
Hong Kong Exchanges and Clearing, Ltd.	349,800	20,237
Skandinaviska Enskilda Banken AB, Class A	1,063,564	19,660
London Stock Exchange Group PLC	152,717	18,924
NatWest Group PLC	2,382,752	16,444
DBS Group Holdings, Ltd.	417,400	16,434
Euronext NV	84,562	13,959
Resona Holdings, Inc.	1,313,100	13,358
AIA Group, Ltd.	1,374,600	12,943
Deutsche Bank AG	352,577	12,387
Munchener Ruckversicherungs-Gesellschaft AG	19,391	12,355
Banco Santander, SA	1,224,320	11,688
Banco Bilbao Vizcaya Argentaria, SA	638,556	11,572
Partners Group Holding AG	5,205	7,139
Standard Chartered PLC	324,506	6,079
		214,764
Information technology 13.91%
SAP SE	99,037	26,846
ASML Holding NV	29,484	21,958
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	84,600	19,532
Keyence Corp.	32,500	12,557
Halma PLC	265,965	11,820
Nomura Research Institute, Ltd.	247,800	9,773
TDK Corp.	627,300	8,264
Capital Group International Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
OBIC Co., Ltd.	230,800	$8,217
Shopify, Inc., Class A, subordinate voting shares (a)	48,201	6,810
Tokyo Electron, Ltd.	46,400	6,525
Capgemini SE	43,592	6,194
		138,496
Health care 8.73%
AstraZeneca PLC	163,260	26,016
EssilorLuxottica SA	57,470	17,494
Novo Nordisk AS, Class B	309,413	17,399
Chugai Pharmaceutical Co., Ltd.	214,000	9,479
Daiichi Sankyo Co., Ltd.	368,300	8,844
HOYA Corp.	58,500	7,663
		86,895
Consumer discretionary 8.13%
Amadeus IT Group SA, Class A, non-registered shares	239,122	20,030
MercadoLibre, Inc. (a)	5,368	13,274
Sony Group Corp.	477,000	13,253
Industria de Diseno Textil, SA	224,972	11,107
LVMH Moet Hennessy-Louis Vuitton SE	16,395	9,669
Ferrari NV	16,807	7,997
Hermes International	2,267	5,546
		80,876
Consumer staples 8.04%
L’Oreal SA, non-registered shares	40,491	18,849
Imperial Brands PLC	352,397	14,870
Nestle SA	156,609	14,755
British American Tobacco PLC	233,895	13,230
Danone SA	119,544	9,955
Anheuser-Busch InBev SA/NV	133,564	8,366
		80,025
Materials 3.73%
Air Liquide SA	65,623	13,529
Sika AG	52,962	12,278
Shin-Etsu Chemical Co., Ltd.	366,600	11,368
		37,175
Utilities 2.40%
Engie SA	600,829	12,435
RWE AG	285,423	11,433
		23,868
Communication services 2.21%
Nintendo Co., Ltd.	141,300	12,798
Tencent Holdings, Ltd.	120,900	9,251
		22,049
Energy 1.29%
TotalEnergies SE	204,640	12,808
Total common stocks (cost: $860,093,000)		956,970
Capital Group International Equity ETF — Page 2 of 5

unaudited
Short-term securities 3.72% Money market investments 3.72%	Shares	Value (000)
Capital Group Central Cash Fund 4.29% (b)(c)	370,553	$37,059
Total short-term securities (cost: $37,053,000)		37,059
Total investment securities 99.86% (cost: $897,146,000)		994,029
Other assets less liabilities 0.14%		1,346
Net assets 100.00%		$995,375
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.72%
Money market investments 3.72%
Capital Group Central Cash Fund 4.29% (b)	$31,921	$62,429	$57,293	$(2)	$4	$37,059	$384

(a)	Security did not produce income during the last 12 months.
(b)	Rate represents the seven-day yield at 8/31/2025.
(c)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
Capital Group International Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-311-1025
Capital Group International Equity ETF — Page 5 of 5